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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 21, 2004
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                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    000-27183               77-0443392
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

                  475 Concar Drive, San Mateo, California 94402
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          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits.

           99.1   Press Release issued by E.piphany, Inc. dated October 21, 2004

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 21, 2004, E.piphany, Inc. issued a press release announcing results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                E.PIPHANY, INC.

                                                /s/ Kevin J. Yeaman
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                                                Kevin J. Yeaman
                                                Chief Financial Officer

Date:  October 21, 2004

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release issued by E.piphany, Inc. dated October 21, 2004